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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):               October 21, 1996
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                         1-7543                      94-1278569
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(State or Other Jurisdiction           (Commission              (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)




1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                           85004-2209
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:                 602/207-6900
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Item 5.  Other Events.

         The FINOVA Group Inc, the parent company of FINOVA Capital Corporation ("FINOVA Capital"), today announced the definitive agreement of FINOVA Capital to sell its Manufacturing & Dealer Services business to Green Tree Financial Corporation (NYSE: GNT).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                       Exhibits                       Title
                       --------                       -----
                          28 Press Release of The FINOVA Group Inc. dated October 21, 1996




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA CAPITAL CORPORATION

                                  (Registrant)




Dated:  October 21, 1996      By            /s/ Bruno A. Marszowski
                                ------------------------------------------------
                                Bruno A. Marszowski, Senior Vice President,
                                Chief Financial Officer Principal Financial and Accounting Officer/Authorized Officer




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